CONVERTIBLE NOTES	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
CONVERTIBLE NOTES
NOTE 13: -	CONVERTIBLE NOTES

On February 14, 2022, the Company issued to Lynrock Lake Master Fund LP a senior unsecured promissory note in an aggregate principal amount of $40,000 (the “Note”). The Note is convertible into the company's ordinary shares at an initial conversion rate of 97.0874 ordinary shares per $1,000 of the principal amount being converted (based on an initial conversion price equal to $10.30 per ordinary share). The conversion price decreases by up to two $1 increments if the company elects to extend the maturity of the Note by up to two successive years following the initial maturity date of February 14, 2025. On November 4, 2024, the Company notified Lynrock Lake Master Fund LP extending the maturity till February 14, 2026

As of the issuing date, the company recorded the issuance costs related to the Note in amount of $596 as a deduction of the liability which amortized over 3 years with an annual effective interest rate of the net liability is 0.14%.

The company recorded amortization expenses related to the issuance costs during the six months ended June 30, 2025, and  2024 in the amounts of $ 27 and $ 50, respectively.

The note was fully redeemed in June 2025 in connection with a public offering of the Company’s ordinary share. As a result the Company recognized loss from extinguishment in the amount of $1,410. See note 10(c) for further information.